UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549
________________________

FORM 8-K
______________

CURRENT REPORT

Pursuant to Section 13 or 15(d) of
the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 17, 2026

FORWARD AIR CORPORATION
(Exact name of registrant as specified in its charter)

Delaware				62-1120025
(State or other jurisdiction of incorporation)				(I.R.S. Employer Identification No.)
3200 Olympus Boulevard	Suite 300	Dallas	TX	75019
(Address of principal executive offices)				(Zip Code)

000-22490
(Commission File Number)
Registrant’s telephone number, including area code: (817) 552-5270

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.01 par value	FWRD	NASDAQ
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07.	Submission of Matters to a Vote of Security Holders.
On June 17, 2026, Forward Air Corporation (the “Company”) held its annual meeting of stockholders, at which the Company’s stockholders approved the proposals described in the Company’s proxy statement, filed with the Securities and Exchange Commission on April 29, 2026.

Proposal 1: Election of Directors

The Company’s stockholders elected five individuals to the Board of Directors, as set forth below:

	Votes For	Votes Withheld	Broker Non-Votes
Dale W. Boyles	21,374,787	4,676,500	4,674,152
Christine M. Gorjanc	21,556,278	4,495,009	4,674,152
Jerome Lorrain	21,499,588	4,551,699	4,674,152
Shawn Stewart	25,370,833	680,454	4,674,152
Paul Svindland	21,569,237	4,482,050	4,674,152

Proposal 2: Advisory Vote on Compensation of Named Executive Officers

The Company’s stockholders voted to approve, on a non-binding, advisory basis, the compensation of the Company’s named executive officers, as set forth below:

Votes For	Votes Against	Abstentions	Broker Non-Votes
24,784,242	1,130,305	136,740	4,674,152

Proposal 3: Ratification of Appointment of Independent Registered Public Accounting Firm for the 2026 Fiscal Year

The Company’s stockholders ratified the appointment of KPMG LLP as the Company’s independent registered public accounting firm for the 2026 fiscal year, as set forth below:

Votes For	Votes Against	Abstentions
30,503,398	145,356	76,685

Proposal 4: Approval of an Amendment to the 2025 Omnibus Incentive Compensation Plan

The Company’s stockholders voted to approve an amendment to the Company’s 2025 Omnibus Incentive Compensation Plan, as set forth below:

Votes For	Votes Against	Abstentions	Broker Non-Votes
21,834,532	3,752,547	464,208	4,674,152

Item 9.01.  Financial Statements and Exhibits.

(d) Exhibits.

No.	Exhibit
104	Cover Page Interactive File (the cover page tags are embedded within the Inline XBRL document)

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

FORWARD AIR CORPORATION

Date: June 17, 2026	By:	/s/ Shawn Stewart
	Name: Title:	Shawn Stewart President and Chief Executive Officer